Exhibit 99.1

NEWS RELEASE Contact: Deric Eubanks Chief Financial Officer (972) 490-9600 Jordan Jennings Investor Relations (972) 778-9487 Joseph Calabrese Financial Relations Board (212) 827-3772 BRAEMAR HOTELS & RESORTS ANNOUNCES AGREEMENT TO ACQUIRE THE RITZ-CARLTON LAKE TAHOE Acquisition Highlights: • Luxury resort in the North Lake Tahoe, California area with mid-mountain location at Northstar Ski Area Exceptional amenities including ski-in/ski-out access to Northstar Ski Mountain as well as a luxury Lake Club on the shore of Lake Tahoe Revenue per available room (RevPAR) of $372.35 for the 12 months ended September 30, 2018 Property is in excellent physical condition with limited capex needs • • • DALLAS, November 13, 2018 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced it has entered into a definitive agreement to acquire the 170-room Ritz-Carlton Lake Tahoe in Truckee, California (the “Ritz Tahoe” or the “Property”). In addition, the Company is also acquiring a 3.4 acre plot of vacant land adjacent to the hotel that is being entitled for luxury residential townhome development. The acquisition is expected to close on or prior to January 15, 2019, but in no event earlier than December 12, 2018, subject to customary closing conditions. Because the acquisition is subject to customary closing conditions, the Company can give no assurance that the transaction will be consummated by such date or at all. “The acquisition of the Ritz-Carlton Lake Tahoe is an opportunity for us to acquire an iconic and irreplaceable luxury resort property with a premier location on the Northstar ski mountain in the world-famous Lake Tahoe area,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “This property fits perfectly with our strategy of owning luxury hotels and resorts and further diversifies our portfolio while also increasing the overall RevPAR of our portfolio, which is already the highest among our hotel REIT peers. This will be the third Ritz-1

Carlton in our portfolio, and with the strong market fundamentals in the Northern California area along with our proven ability to work with Ritz-Carlton to maximize performance, we are excited about the future prospects for this iconic property.” property level Located in the North Lake Tahoe area, the Property is situated mid-mountain at the Northstar Ski Area. With its premier location, luxury brand affiliation and world-class amenities, the Ritz Tahoe is positioned as the leading resort in one of country’s most popular tourist destinations. North Lake Tahoe, located approximately 45 minutes from Reno, Nevada and 1.5 hours from Sacramento, is a popular and growing upscale, year-round tourist destination. Beyond the first-class hotel experience, guests have easy access to the Lake Tahoe area’s many amenities and activities, including world-class skiing and winter sports, boating, fishing, hiking, golfing, as well as exceptional dining and shops. The Ritz Tahoe was built in 2009 and has170luxuriousandspacious rooms,including17suites.The resort also offersan array of amenities,includingski-in/ski-out access to Northstar Ski Mountain, an ultra-luxury Lake Club on the shore 2 of Lake Tahoe, a 17,000 sq. ft. full-service spa, six food and beverage outlets, including the acclaimed Manzanita restaurant, over 37,000 sq. ft. of flexible indoor/outdoor meeting space, two outdoor pools, state-of-the-art fitness club and yoga studio, and the Ritz Kids Club. The Property is in excellent physical condition after having over $18 million spent for capital improvements during the past few years. Post-closing, the property will continue to be managed by Ritz-Carlton. In addition, the Ritz Tahoe has been the recipient of the following awards: AAA Five Diamond Lodging Award Forbes Travel Guide Four-Star Award - Hotel Conde Nast Traveler – Reader’s Choice Award TravelandLeisure.com – America’s Best Lake Hotels Travel & Leisure’s Reader’s Survey – World’s Best Hotels US News and World Report – Best Hotels in the USA US News and World Report – Best Hotel in Lake Tahoe • • • • • • • 3

The total consideration for the acquisition is $120.0 million and consists of: a) $103.4 million for the hotel ($608,000 per key), b) $8.4 million for the adjacent development parcel, and c) $8.2 million for Capital Reserves. The purchase price for the Ritz Tahoe represents, as of September 30, 2018, a trailing 12-month capitalization rate of 5.8% on hotel net operating income of $6.0 million and a trailing 12-month 13.5x hotel EBITDA multiple, according to the Company’s preliminary estimates based on unaudited operating financial data provided by the sellers. The Company expects to realize a stabilized yield of approximately 8.5% on its investment. On a trailing 12-month basis as of September 30, 2018, the Property achieved RevPAR of $372.35, with 67% occupancy and an average daily rate (ADR) of $556.51, according to unaudited operating financial data provided by the sellers. measures is included in the financial table below. A reconciliation of non-GAAP financial Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts. Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.” 4

Ritz-Carlton Lake Tahoe Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income (Unaudited, in millions) 12 Months Ended September 30, 2018 Hotel Net Income $ 3.1 Adjustment: Depreciation and amortization Interest expense $ $ 2.6 2.0 Hotel EBITDA $ 7.7 Adjustment: Capital reserve $ (1.7) Hotel Net Operating Income $ 6.0 (1) All information in this table is based upon unaudited operating financial data for the prior twelve month period ended September 30, 2018. This data has not been audited or reviewed by the Company’s independent registered public accounting firm. The financial information presented could change. EBITDA is defined as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), before interest, taxes, depreciation and amortization. Hotel EBITDA multiple is defined as the purchase price divided by the trailing 12 month EBITDA. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission. The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking 5 statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise. 6